UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2005

ALTERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 544-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 24, 2005, Altera Corporation issued a press release announcing its financial results for the third quarter of 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.01. Regulation FD Disclosure.

On October 24, 2005, Altera Corporation issued a press release announcing an increase in the number of shares authorized for repurchase under the company’s share repurchase program. A copy of the press release is furnished as Exhibit 99.2 to this report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated October 24, 2005

99.2	Press Release dated October 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Nathan Sarkisian
Nathan Sarkisian Senior Vice President and Chief Financial Officer

Date: October 24, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 24, 2005

99.2	Press Release dated October 24, 2005